OPPENHEIMER INTERNATIONAL VALUE FUND

Supplement dated April 20, 2012 to the

Prospectus dated March 29, 2012

This supplement amends the Prospectus, dated March 29, 2012, of Oppenheimer International Value Fund (the “Fund”).

The section titled “Investing in Small, Unseasoned Companies,” on page 8, is deleted in its entirety and is replaced with the following:

Investing in Small, Unseasoned Companies. The Fund may invest in the securities of small, unseasoned companies that have been in operation for less than three years. In addition to the risks of other small-sized issuers, the price of the securities of these companies may be particularly volatile, especially in the short term, and may have very limited liquidity. Securities of small, newer companies are also subject to greater risks of default than those of larger, more established issuers.

April 20, 2012

PS0254.038

OPPENHEIMER INTERNATIONAL VALUE FUND

Supplement dated April 20, 2012

to the Statement of Additional Information dated March 29, 2012

This supplement amends the Statement of Additional Information (“SAI”) of Oppenheimer International Value Fund (the “Fund”) dated March 29, 2012.

The section titled “Non-Fundamental Restrictions,” on pages 20-21, is deleted in its entirety and replaced with the following:

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not “fundamental” and can be changed by the Board without shareholder approval.

For purposes of the Fund’s policy not to concentrate its investments, described above, the Fund has adopted an industry classification that is not a fundamental policy.

•	The Fund cannot invest in oil, gas or other mineral exploration or development programs.

•

The Fund cannot purchase securities on margin (except for short-term loans that are necessary for the clearance of purchases of portfolio securities) or make short sales. Collateral arrangements in connection with transactions in futures and options are not deemed to be margin transactions.

•	The Fund cannot invest in real estate limited partnership programs.

•	The Fund cannot purchase warrants if more than 5% of its total assets would be invested in warrants.

•

The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of section 12(d)(1) of the Investment Company Act of 1940.

April 20, 2012

PX0254.018